SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): March 1, 2016
ALERIS CORPORATION
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Delaware (State or other jurisdiction of incorporation)	333-185443 (Commission File Number)	27-1539594 (IRS Employer Identification No.)
25825 Science Park Drive, Suite 400, Cleveland, Ohio 44122
(Address of Principal Executive Offices, including Zip Code)
(216) 910-3400
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01     Regulation FD Disclosure.
Aleris Corporation (the “Company”) is disclosing under Item 7.01 of this Current Report certain information with respect to the Company that has not been previously reported to the public. On March 1, 2016, the Company will give a presentation at the J.P. Morgan Global High Yield & Leveraged Finance Conference. The Company will present the information included in the slides attached to this Current Report as Exhibit 99.1 hereto, including estimated unaudited preliminary results for select financial measures for the fiscal year ended December 31, 2015.
Estimated unaudited preliminary results
The estimated unaudited preliminary tons of finished product shipped for the year ended December 31, 2015 include:

(In metric tons)
Aleris Corporation	822.4
North America	492.8
Europe	313.6
Asia Pacific	21.8

The estimated unaudited preliminary revenues for the year ended December 31, 2015 include:

(In billions)
Aleris Corporation	$2.9
North America	1.5
Europe	1.3
Asia Pacific	0.1
The estimated unaudited preliminary range of Adjusted EBITDA for the year ended December 31, 2015 include:

(In millions)
Aleris Corporation	$ 221.0 - 225.0
North America	108.0 - 110.0
Europe	148.0 - 150.0
Asia Pacific	—

The estimated unaudited preliminary range of commercial margin per metric ton for the year ended December 31, 2015 include:

(In millions)
Aleris Corporation	$ 1462.0 - 1466.0
North America	1210.0 - 1215.0
Europe	1812.0 - 1816.0
Asia Pacific	1747.0 - 1751.0

The estimated unaudited preliminary net debt at December 31, 2015 was $1,022.8 million, excluding applicable discounts and $44.8 million of exchangeable notes.

The following chart presents the percentage of our estimated unaudited preliminary consolidated revenue by end-use for the year ended December 31, 2015:

This summary is qualified in its entirety by reference to Exhibit 99.1 furnished hereto which is incorporated by reference herein.

Explanatory Note Regarding Estimated Unaudited Preliminary Results

The Company is currently in the process of finalizing its financial results for the fiscal year ended December 31, 2015. Because our consolidated financial statements for this period are not yet available, the estimates included above and in Exhibit 99.1 hereto are preliminary, unaudited and remain subject to completion. These estimates reflect management’s current best estimates derived from the amount of work completed to date on the annual closing process and may be revised as a result of management’s further review of our results. During the course of the preparation of our consolidated financial statements and related notes for the year ended December 31, 2015, we may identify items that would require us to make material adjustments to the unaudited preliminary financial information presented above.

Forward Looking Statements
Certain statements contained in this press release are “forward-looking statements” within the meaning of the federal securities laws. Statements under headings with “Outlook” in the title and statements about our beliefs and expectations and statements containing the words “may,” “could,” “would,” “should,” “will,” “believe,” “expect,” “anticipate,” “plan,” “estimate,” “target,” “project,” “look forward to,” “intend” and similar expressions intended to connote future events and circumstances constitute forward-looking statements. Forward-looking statements include statements about, among other things, future costs and prices of commodities, production volumes, industry trends, anticipated cost savings, anticipated benefits from new products, facilities, acquisitions or divestitures, projected results of operations, achievement of production efficiencies, capacity expansions, future prices and demand for our products and estimated cash flows and sufficiency of cash flows to fund capital expenditures. Forward-looking statements involve known and unknown risks and uncertainties, which could cause actual results to differ materially from those contained in or implied by any forward-looking statement. Some of the important factors that could cause actual results to differ materially from those expressed or implied by forward-looking statements include, but are not limited to, the following: (1) our ability to successfully implement our business strategy; (2) the success of past and future acquisitions and divestitures; (3) the cyclical nature of the aluminum industry, material adverse changes in the aluminum industry or our end-use segments, such as global and regional supply and demand conditions for aluminum and aluminum products, and changes in our customers’ industries; (4) our ability to enter into effective metal, energy and other commodity derivatives or arrangements with customers to manage effectively our exposure to commodity price fluctuations and changes in the pricing of metals, especially London Metal Exchange-based aluminum prices; (5) increases in the cost of raw materials and energy; (6) our ability to generate sufficient cash flows to fund our capital expenditure requirements and to meet our debt service obligations; (7) our ability to fulfill our substantial capital investment requirements; (8) our ability to retain the services of certain members of our management; (9) our internal controls over financial reporting and our disclosure controls and procedures may not prevent all possible errors that could occur; (10) the loss of order volumes from any of our largest customers; (11) our ability to retain customers, a substantial number of whom do not have long-term contractual arrangements with us; (12) competitor pricing activity, competition of aluminum with alternative materials and the general impact of competition in the industry segments we serve; (13) risks of investing in and conducting operations on a global basis, including political, social, economic, currency and regulatory factors; (14) variability in general economic conditions on a global or regional basis; (15) current environmental liabilities and the cost of compliance with and liabilities under health and safety laws; (16) labor relations (i.e., disruptions, strikes or work stoppages) and labor costs; (17) our levels of indebtedness and debt service obligations, including changes in our credit ratings, material increases in our cost of borrowing or the failure of financial institutions to fulfill their commitments to us under committed facilities; (18) our ability to access the credit and capital markets; (19) the possibility that we may incur additional indebtedness in the future; (20) limitations on operating our business as a result of covenant restrictions under our indebtedness, and our ability to pay amounts due under the Senior Notes; and (21) other factors discussed in our filings with the Securities and Exchange Commission, including the sections entitled “Risk Factors” contained therein. Investors, potential investors and other readers are urged to consider these factors carefully in evaluating the forward-looking statements and are cautioned not to place undue reliance on such forward-looking statements. We undertake no obligation to publicly update or revise any forward-looking statements, whether in response to new information, futures events or otherwise, except as otherwise required by law.
The information contained in Item 7.01 of this Current Report and the attached exhibit shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.
Item 9.01    Financial Statements and Exhibits.
(d)    Exhibits.
99.1    Certain information with respect to the Company that has not previously been reported to the public.

SIGNATURES

According to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ALERIS CORPORATION

Date: March 1, 2016
/s/ I. Timothy Trombetta
By: I. Timothy Trombetta
Its: Vice President and Controller

EXHIBIT INDEX

Exhibit No.	Description

99.1	Certain information with respect to the Company that has not previously been reported to the public.